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                                                                   SKYLINE FUNDS


                          SKYLINE SPECIAL EQUITIES PORTFOLIO
                                              INVESTING IN SMALL-SIZED COMPANIES


--------------------------------------- STRATEGY

                                        - Value orientation - low price/earnings
                                          ratio- 20% plus discount to the market

                                        - Attention to growth - forecasted EPS
                                          growth in the 10% to 20% range

                                        - Focus on "neglected" companies -
                                          limited Wall Street research coverage

                                        - Market cap range of $100 million to
                                          $700 million




                                          MARCH 31, 1997

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LETTER FROM WILLIAM M. DUTTON, PORTFOLIO MANAGER:(1)
--------------------------------------------------------------------------------
                                                                  April 14, 1997
Dear Shareholder:

    We are pleased to report a gain of 2.4% in the first quarter compared to a negative return of 5.2% for the Russell 2000 Index. This substantial degree of outperformance was due to a combination of good relative strength in value-oriented stocks, favorable sector weightings in the Fund, and strong stock selection.

    Value oriented stocks performed relatively well during the period due to a strong economy and attractive valuation levels. In terms of sector weightings, the Fund benefited by having nearly 20% of its assets in financial stocks, one of the few areas that showed positive results for the quarter. Also, the Fund was underweighted in technology and health care stocks, two of the weakest sectors in the stock market. Finally, within certain sectors, the Fund was positioned in the right industries. For example, within the consumer sector, the Fund was positioned in retail stocks which did well and avoided other consumer areas which did poorly. Stock selection, however, is perhaps a larger reason for the good results. In every sector of the market, the Fund's stocks performed better than those in the related market sector. Even in the technology sector, the holdings showed a positive return of over 6% while the technology stocks in the Russell 2000 Index showed a loss of almost 20%.

    The outlook appears somewhat mixed at the present time. An area of concern is the valuation level of the overall market, where P/E multiples are high and dividend yields are low. On the positive side for our strategy, relative valuations look extremely favorable for small cap stocks. After underperforming large cap stocks for over three years, small stocks are unusually cheap on a relative basis according to many measures, including price/earnings, price/book value, price/sales, and dividend yield. In our opinion, it is highly likely that small cap stocks will outperform large cap stocks over the next year or two due to this valuation discrepancy. Perhaps more important, we are currently finding many attractive opportunities in the market. While we are enthusiastic about our holdings, we recognize that a good economy is necessary for many of our investments to perform well.


                                             /s/ William M. Dutton


PORTFOLIO CHARACTERISTICS(1)
--------------------------------------------------------------------------------


                                     SPECIAL
                                     EQUITIES             RUSSELL 2000          S&P 500

P/E RATIO (MEDIAN)                    15.1                  19.9                18.9
PRICE/BOOK                            2.06                  2.31                3.43
PRICE/SALES                           0.69                  1.19                1.38

EPS GROWTH CURRENT FISCAL             16.9%                 20.6%               14.3%
  YEAR AVERAGE

MARKET CAP $ WGHTD. MED.          $410 million          $580 million         $26 billion
PORTFOLIO VALUE                   $270 million          $651 billion         $5,815 billion
NUMBER OF HOLDINGS                      79                 1,911                 500


Ticker symbol:                         SKSEX


1-800-458-5222

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PERFORMANCE (%)(1)
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


                              Qtr 1                                                     Since
                              1997          1 yr.          3 yrs.        5 yrs.       Inception(2)

SPECIAL EQUITIES             2.42          29.22          14.86          18.54          16.85

RUSSELL 2000                -5.17           5.11          12.69          12.78           9.80

S&P 500                      2.62          19.94          22.36          16.46          13.60


                                                                  Calendar Years
                                                                                                                               2
                                 1996      1995       1994     1993      1992      1991      1990      1989      1988      1987
SPECIAL EQUITIES                30.4      13.8      -1.2      22.9      42.5      47.4      -9.3      24.0      29.7       -16.9

RUSSELL 2000                    16.5      28.4      -1.8      18.9      18.4      46.1     -19.5      16.2      24.9       -24.3

S&P 500                         23.3      37.5       1.3      10.0       7.7      30.6      -3.2      31.4      16.5       -12.0



SECTOR WEIGHTINGS (MARCH 31, 1997)
--------------------------------------------------------------------------------
Cash                               1.9%

Autos & Transportation            12.2%

Consumer Discretionary            19.2%

Consumer Staples                   1.1%

Energy                             5.3%

Financial Services                19.0%

Health Care                        6.5%

Materials & Processing            16.9%

Producer Durables                 11.3%

Technology                         5.2%

Utilities                          1.4%


SECTOR PERFORMANCE (FIRST QUARTER 1997)
--------------------------------------------------------------------------------
                                SPECIAL       RUSSELL
                                EQUITIES        2000
      CONSUMER STAPLES          27.1%           2.3%
            TECHNOLOGY           6.3          -19.1
MATERIALS & PROCESSING           6.2           -2.6
     PRODUCER DURABLES           5.7           -5.0
             UTILITIES           3.4           -4.9
CONSUMER DISCRETIONARY           2.8           -4.4
    FINANCIAL SERVICES           1.9            0.3
           HEALTH CARE           0.9           -8.4
                 OTHER           0.0           -1.4
AUTOS & TRANSPORTATION          -0.5           -1.0
                ENERGY          -9.3          -10.2


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STOCK HIGHLIGHTS(3)
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CHICAGO BRIDGE & IRON COMPANY, N.V. (CBI)

Chicago Bridge and Iron is the world's largest engineer and constructor of large steel storage tanks. As a provider of storage tanks for the petroleum, chemicals, metals, utility, and pulp and paper industries, CBI is benefiting from the growing infrastructure demands of emerging markets worldwide. A restructuring program implemented by the recently installed management team has reduced costs and improved project performance. The combination of a lower cost structure, worldwide name recognition, and strong relationships with the companies that are expanding overseas puts CBI in a strong position to capitalize on the growth in emerging markets. At 10x this year's earnings estimate, CBI is selling at a significant discount to the S&P 500's 18x multiple.

DELPHI FINANCIAL GROUP, INC. (DFG)

Delphi is an insurance underwriter focusing on group employee benefits and asset accumulation products. Delphi's key strength is its 24 sales offices located throughout the U.S., which help Delphi develop and maintain strong relationships with a nationwide network of insurance brokers and independent agents. Delphi's strategy is to leverage this network by acquiring companies with strong products but limited distribution and marketing the acquired company's products through Delphi's existing sales channel. Despite an excellent record of earnings growth, above average returns on equity, and strong demand for their key products, Delphi sells at only 10x trailing 12-months EPS versus 13.9x for the average life insurance company.

TOP TEN HOLDINGS                                                 % OF NET ASSETS
--------------------------------------------------------------------------------
ALLIED GROUP, INC.
  Personal lines insurance                                                  2.2%

INTERPOOL, INC.
  Container leasing firm                                                    2.2%

FURON COMPANY
  Polymer-based products                                                    2.1%

INTERFACE, INC.
  Carpet producer                                                           2.0%

DELPHI FINANCIAL GROUP, INC.
  Accident & health insurance                                               1.9%

CITATION CORP.
  Castings manufacturer                                                     1.8%

IHOP CORP.
  Restaurant operator                                                       1.8%

FBL FINANCIAL GROUP, INC.
  Sells insurance endorsed by Farm Bureau                                   1.8%

EXCEL INDUSTRIES, INC.
  OEM auto parts supplier                                                   1.8%

LANDSTAR SYSTEM, INC.
  Truckload carrier                                                         1.7%

TOP TEN HOLDINGS                                                           19.3%


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(1)   The performance for the one, three, and five years ended March 31, 1997, and for the period April 23, 1987 (inception) through March 31, 1997, is an average annual total return calculation which is described in the Funds' prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

      The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

      Sources: Lipper Analytical Services & Frank Russell Company.

(2)   Return is calculated from the Fund's inception on April 23, 1987.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies.

Distributor: Funds Distributor, Inc.

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                                    SKYLINE FUNDS


                                311 South Wacker Dr.
                                     Suite 4500
                               Chicago, Illinois 60606

                                 fax 312.913.1980
                                telephone 312.913.0900
                                     800.458.5222